SMITH BARNEY EQUITY FUNDS
On Behalf of
CONCERT SOCIAL AWARENESS FUND

Supplement dated February 9, 1999 to
Prospectus dated May 29, 1998


	At a meeting of the Board of Trustees of the Smith Barney
Equity Funds, the Board approved the following to become effective December 4, 1998:

	The Investment Advisory Agreement between Smith Barney Equity Funds on behalf of Concert Social Awareness Fund (the "Fund") and Smith Barney Strategy Advisers Inc. ("SBSA") is transferred from
SBSA to Mutual Management Corp. ("MMC"), SBSA's parent company, in order to consolidate investment advisory services. MMC will continue to act as the Administrator to the Fund in addition to assuming the investment advisory responsibilities. Investment advisory services provided by MMC for the Fund will be conducted by the same personnel who advise the Fund under SBSA, and the terms of the agreement including the fees will remain the same.








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